UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2016

SOOUM CORP.
(Name of small business in its charter)

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Minnesota	000-7475	41-0831186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
590 Madison Ave. Suite 1800 New York, NY 10022
(Address of principal executive offices)

Registrant's telephone number:  (817) 845-6244

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 6, 2016, SOOUM Corp., a Minnesota Corporation [“SOOUM”] closed on an exchange transaction in which it acquired all the outstanding ownership interests of Western Grade, LLC, an Arizona limited liability company.  In accordance with the terms of the Exchange Agreement between the parties, the Western Grade members transferred all their outstanding ownership interests to SOOUM in consideration for 420,000,000 shares of the common stock of SOOUM.  The common stock received by the Western Grade members represent an ownership interest in SOOUM of approximately 42%.  Western Grade is now a wholly owned subsidiary of SOOUM.

SOOUM is an international commodity trading and arbitrage firm which uses its own proprietary technology to identify and exploit arbitrage opportunities.  SOOUM performs arbitrage on identified supply and demand conditions creating price discrepancies of physical commodities in opposing markets. SOOUM also plans to distribute trade intelligence to global subscribers in order to solve supply shortages and to bring new business to local manufacturers. This part of our business is in the development stage. Unlike specialized supply chains, SOOUM’s solution focuses on broad, real time information management, reliable trade economics, fast computing and proprietary algorithms to find surpluses and fill shortages.

Western Grade is an industrial contractor located in Flagstaff, Arizona.  Western Grade owns a mine from which it extracts gravel to use in its paving projects.  In addition, Western Grade specializes in utility site improvement and construction, excavating, paving, transport, earth moving, water movement and supply.

Western Grade’s expertise and mission of water supply and delivery through large scale project management in canals, pipeline supply, and water supply project management, enhances SOOUM’s pursuit of its ultimate mission of addressing shortage and minimizing scarcity.

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for SOOUM’s business and operations and involve a number of risks and uncertainties.  SOOUM’s forward-looking statements in this report are made as of the date hereof and SOOUM disclaims any duty to supplement, update or revise such statements on a going forward basis, whether as a result of subsequent developments, change, expectations or otherwise.  In connection with the “safe harbour” provision of the Private Securities Litigation Reform Act of 1995 SOOUM is identifying certain forward-looking information regarding, among other things, the exchange for Western Grade ownership interests.  Actual events or results may differ materially from those contained in these forward-looking statements.  Important factors that could cause further events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the ability of SOOUM to successfully complete the exchange, to implement SOOUM’s business plan; uncertainties relating to the ability to realize the expected benefits of the Exchange; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry in which Western Grade and SOOUM operate, and other risk factors as discussed in SOOUM’s other filings made from time to time with the United States Securities and Exchange Commission.

A. Financial Statements for Business Acquired.  SOOUM will file the financial statements required to be filed by this Item not later than seventy-one (71) days after the date on which this Form 8-K is required to be filed.

B. Pro-Forma Financial Information.  SOOUM will file the pro-forma financial statements required to be filed by this Item no later than seventy-one (71) days after the date on which this Form 8-K is required to be filed.

C. Exhibit 10.1- Exchange Agreement.  Incorporated by reference as filed with SOOUM’s current report on Form 8-K dated August 25, 2016.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOOUM CORP.
Dated: October 6, 2016	By:	/s/ William Westbrook
	Name:	William Westbrook
	Title:	CEO

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